                                                                    EXHIBIT 10.8

                          SUPPLEMENTAL AGREEMENT NO. 4

                                       TO

                           PURCHASE AGREEMENT NO. 2910

                                     BETWEEN

                               THE BOEING COMPANY

                                       AND

                            GOL TRANSPORTES AEREOS SA

                    RELATING TO BOEING MODEL 737-8EH AIRCRAFT

      THIS SUPPLEMENTAL AGREEMENT, entered into as of the 24th day of March 2005, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in the City of Seattle, State of Washington, USA (Boeing), and GOL TRANSPORTES AEREOS SA, a Brazilian corporation with its principal offices in Sao Paulo, Brazil (Buyer);

                                   WITNESSETH:

      WHEREAS, Boeing and Buyer entered into Purchase Agreement No. 2910, dated 17 May 2004, as amended and supplemented (the "Agreement") relating to the purchase and sale of fifteen (15) Boeing Model 737-8EH aircraft; and

      WHEREAS, Boeing and Buyer now wish to amend certain terms and conditions associated with the Agreement, and

      WHEREAS, Boeing and Buyer have agreed to the terms and conditions relating to the exercise of Buyer's purchase rights concerning four (4) Boeing Model 737-8EH aircraft delivering in January, April, and August of 2008, and

      WHEREAS, Boeing and Buyer have also agreed to amend the Agreement to incorporate certain other changes as may be described herein;

      NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree to amend the Agreement as follows:

                               BOEING PROPRIETARY                            GOT

P.A.No. 2910
SA-4

1.    Table of Contents.

      Remove and replace, in its entirety, the Table of Contents with a new Table of Contents (attached hereto) to reflect the incorporation of this Supplemental Agreement No. 4 (SA-4) into the Purchase Agreement.

2.    Tables.

      Add the new Table 5, Aircraft Delivery, Description, Price, and Advance Payments, (attached hereto) in order to incorporate Buyer's exercise of four (4) purchase right aircraft to become firm contracted Aircraft, delivering in January, April, and August of 2008.

3.    Exhibits.

      3.1 Remove and replace, in its entirety, the Supplemental Exhibit BFE-1, Buyer Furnished Equipment Variables, with a new Supplemental Exhibit BFE-1 (attached hereto) to depict and include revisions to the supplier decision dates and equipment on-dock requirement dates for the various buyer furnished equipment associated with the herein added SA-4 addition of four (4) Aircraft, inclusive of paragraph 3 regarding Buyer's responsibility to ensure that Buyer's BFE suppliers must meet the requirements of the U.S. Customs Service.

      3.2 Buyer's further adjustments to the aircraft configuration remain possible on a case-by-case basis, however any such further adjustments will be made in the form of a master change with the value of such master changes to be included in the final delivery invoice for each applicable Aircraft.

4.    Letter Agreements.

      4.1 Remove and replace, in its entirety, the Attachment A to Letter Agreement No. 6-1162-DME-0706, Purchase Right Aircraft, with a new and revised Attachment A (attached hereto) to now include the exercise of four (4) purchase right aircraft under SA-4.

      4.2 For the sake of clarity and understanding between the Parties, the terms and conditions of all Letter Agreements under the Purchase Agreement are understood to be fully available and will apply to purchase right aircraft that have been exercised to become firm purchased aircraft.

                              BOEING PROPRIETARY                             GOT

P.A.No. 2910
SA-4

The Purchase Agreement, Exhibits and Letter Agreements shall be deemed amended to the extent herein provided and as so amended shall continue in full force and effect. In the event of any inconsistency between the above provisions and those provisions contained in the Purchase Agreement, the terms of this Supplemental Agreement will govern and control.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY

By /s/ [illegible]
  ------------------------

Its Attorney-In-Fact

GOL TRANSPORTES AEREOS SA

By /s/ Cte. David Barioni Neto/Henrique Constantino
   -------------------------------------------------

Its VP Technical

Witnesses:

/s/ Cmte Fernando Sporleder Jr.
--------------------------------

Diretor de Frota

Cad. 00033-SAOPP

                             BOEING PROPRIETARY                              GOT

P.A.No. 2910
SA-4

                                TABLE OF CONTENTS

                                                                    SA
                                                                   NUMBER
                                                                   ------
ARTICLES
    1. Quantity, Model and Description

    2. Delivery Schedule

    3. Price

    4. Payment

    5. Miscellaneous

TABLE

    1. Aircraft Information Table 1                                 SA-2
    2. Aircraft Information Table 2                                 SA-2
    3. Aircraft Information Table 3                                 SA-2
    4. Aircraft Information Table 4                                 SA-3
    5. Aircraft Information Table 5                                 SA-4

EXHIBIT

    A. Aircraft Configuration                                       SA-2

    B. Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

    AE1.  Escalation Adjustment/Airframe and Optional Features

    BFE1. BFE Variables                                             SA-4

    CS1.  Customer Support Variables

    EE1.  Engine Escalation/Engine Warranty and Patent Indemnity

    SLP1. Service Life Policy Components

                               BOEING PROPRIETARY                            GOT

P.A.No. 2910
SA-4

                                                                     SA
LETTER AGREEMENTS                                                  NUMBER
-----------------                                                  ------
2910-01         Customer Software

2910-02         Spares - Flight Crew Training Spare Parts Support

2910-03         Spares - Initial Provisioning

6-1162-DME-0706 Purchase Right Aircraft                             SA-4

6-1162-DME-0707 Advance Payment Matters

6-1162-DME-0708 Technical Matters

6-1162-DME-0710 Performance Guarantees

6-1162-DME-0711 Promotional Support

6-1162-DME-0712 Special Matters

6-1162-DME-0713 Tailored Weight Program

6-1162-DME-0714 Demonstration Flight Waiver

RECORD OF SUPPLEMENTAL AGREEMENTS
---------------------------------
SA-1     16     July         2004
SA-2     20     January      2005
SA-3     07     March        2005
SA-4     24     March        2005

                               BOEING PROPRIETARY                            GOT

P.A.No. 2910
SA-4

Attachment A to
6-1162-DIM-0706

Record of Purchase Right Aircraft Exercised

                                           Remaining
 Document                     Aircraft   Un-exercised
Description  Effective Date   Exercised    Aircraft
-----------  ---------------  ---------  ------------
  PA-2910    17 May     2004      0           28

  SA-1       16 July    2004      2           26

  SA-2       20 January 2005      0           46

  SA-2       20 January 2005      4           42

  SA-3       07 March   2005      5           37

  SA-4       24 March   2005      4           33

                               BOEING PROPRIETARY                            GOT

P.A.No. 2910
SA-4

                       TABLE 5 TO PURCHASE AGREEMENT 2910
           AIRCRAFT DELIVERY, DESCRIPTION, PRICE AND ADVANCE PAYMENTS

AIRFRAME MODEL/MTOW:            737-800              155.500  DETAIL SPECIFICATION:                         DO 19A001-G (4/30/2004)
ENGINE MODEL                   CFM56-7B27B1                   AIRFRAME PRICE BASE YEAR/ESCALATION FORMULA:    jul/03     ECI-W Afm
AIRFRAME PRICE:                                  $56.806.000  ENGINE PRICE BASE YEAR/ESCALATION FORMULA:       N/A       N/A
OPTIONAL FEATURES:                               $   592.400
                                                 -----------
SUB-TOTAL OF AIRFRAME AND FEATURES:              $57.398.400  AIRFRAME ESCALATION DATA:
ENGINE PRICE (PER AIRCRAFT):                     $         0  BASE YEAR INDEX (ECI):                                     165,0
AIRCRAFT BASK PRICE (EXCLUDING BFE/SPE):         $57.398.400  BASE YEAR INDEX (ICI):                                     136,8
                                                 ===========

BUYER FURNISHED EQUIPMENT (BFE) ESTIMATE:        $ 1.250.000
SELLER PURCHASED EQUIPMENT (SPE) ESTIMATE:       $         0

REFUNDABLE DEPOSIT/AIRCRAFT AT PROPOSAL ACCEPT:  $    85.000

                                   ESCALATION     ADVANCE PAYMENT PER AIRCRAFT (AMTS. DUE/MOS. PRIOR TO DELIVERY):
                     ESCALATION   ESTIMATE ADV                                    21/18/12/9/6
DELIVERY  NUMBER OF    FACTOR     PAYMENT BASE         AT SIGNING      24 MOS.       MOS.            TOTAL
  DATE    AIRCRAFT   (AIRFRAME)   PRICE PER A/P            1%            4%           5%              30%
--------  ---------  ----------  ---------------       ----------    ----------    -----------    -----------
jan-2008      2        1,1667      $66.967.000          $584.670     $2.678.680    $3.348.350     $20.090.100
abr-2008      1        1,1751      $67.449.000          $589.490     $2.697.960    $3.372.450     $20.234.700
ago-2008      1        1,1873      $68.149.000          $596.490     $2.725.960    $3.407.450     $20.444.700

Total:        4

                               BOEING PROPRIETARY                           GOT

P.A.No. 2910

                       BUYER FURNISHED EQUIPMENT VARIABLES

                                     between

                               THE BOEING COMPANY

                                       and

                            GOL TRANSPORTES AEREOS SA

           Supplemental Exhibit BFE1 to Purchase Agreement Number 2910

                               BOEING PROPRIETARY                            GOT

PA. No. 2910

                       BUYER FURNISHED EQUIPMENT VARIABLES

                                   relating to

                          BOEING MODEL 737-8EH AIRCRAFT

This Supplemental Exhibit BFE1 contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft.

1.    Supplier Selection.

      Customer will:

      1.1 Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System                              Complete 2005

Galley Inserts                             Complete 2005

Seats (passenger)                          Complete 2005

Cabin Systems Equipment                    Complete 2005

Miscellaneous Emergency Equipment          Complete 2005

Cargo Handling Systems                     ****N/A****

                               BOEING PROPRIETARY                            GOT

PA. No. 2910

2.    On-dock Dates

On or before MARCH 2005, Boeing will provide to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in-sequence installation of BFE. For planning purposes, a preliminary BFE on-dock schedule is set forth below:

Item                                                    Preliminary On-Dock Dates
----                                                    -------------------------
                                                        JUNE 2006
                                                        (Early roll-out to support flight test, r/o 11/7/05) Aircraft

                                                        Aircraft
                                                        --------
Seats                                                   4/19/06

Galleys/Furnishings                                     10/14/05

Miscellaneous Emergency Equipment                       10/14/05

* Emergency floor lighting will be deferred
until after flight test.  All other cabin
lighting and emergency egress lighting will
be fully operational per flight test
requirements.  Estimated deferred on-dock date
for floor lighting,                                     2/19/06

Electronics                                             8/21/05

Textiles/Raw Material                                   7/11/05

* All carpets and seat track covers will be deferred until after flight test is complete.

Estimated on-dock                                       1/9/06

Cargo Systems                                           N/A

Provision Kits                                          N/A

Radomes                                                 N/A

                               BOEING PROPRIETARY                            GOT

PA. No. 2910

Item                                                    Preliminary On-Dock Dates
----                                                    -------------------------
                                                        JULY 2006               AUGUST 2006

                                                        Aircraft                Aircraft
                                                        --------                --------
Seats                                                   5/19/06                 6/21/06

Galleys/Furnishings                                     5/12/06                 6/14/06

Miscellaneous Emergency Equipment                       5/12/06                 6/14/06

Electronics                                             3/19/06                 4/21/06

Textiles/Raw Material                                   2/9/06                  3/13/06

Cargo Systems                                           N/A                     N/A

Provision Kits                                          N/A                     N/A

Radomes                                                 N/A                     N/A

Item                                                    Preliminary On-Dock Dates
----                                                    -------------------------
                                                        SEPTEMBER 2006          OCTOBER 2006

                                                        Aircraft                Aircraft
                                                        --------                --------
Seats                                                   7/21/06                 8/23/06

Galleys/Furnishings                                     7/14/06                 8/16/06

Miscellaneous Emergency Equipment                       7/14/06                 8/16/06

Electronics                                             5/21/06                 6/23/06

Textiles/Raw Material                                   4/10/06                 5/15/06

Cargo Systems                                           N/A                     N/A

Provision Kits                                          N/A                     N/A

Radomes                                                 N/A                     N/A

                               BOEING PROPRIETARY                            GOT

PA. No. 2910

Item                                                    Preliminary On-Dock Dates
----                                                    -------------------------
                                                        NOVEMBER 2006           MARCH 2007

                                                        Aircraft                Aircraft
                                                        --------                --------
Seats                                                   9/21/06                 1/23/07

Galleys/Furnishings                                     9/14/06                 1/16/07

Miscellaneous Emergency Equipment                       9/14/06                 1/16/07

Electronics                                             7/21/06                 11/23/06

Textiles/Raw Material                                   6/12/06                 9/21/06

Cargo Systems                                           N/A                     N/A

Provision Kits                                          N/A                     N/A

Radomes                                                 N/A                     N/A

Item                                                    Preliminary On-Dock Dates
----                                                    -------------------------
                                                        APRIL 2007              JULY 2007 (1)

                                                        Aircraft                Aircraft
                                                        --------                --------
Seats                                                   2/20/07                 5/22/07

Galleys/Furnishings                                     2/13/07                 5/15/07

Miscellaneous Emergency Equipment                       2/13/07                 5/15/07

Electronics                                             1/16/07                 3/22/07

Textiles/Raw Material                                   10/30/06                2/8/07

Cargo Systems                                           N/A                     N/A

Provision Kits                                          N/A                     N/A

Radomes                                                 N/A                     N/A

                               BOEING PROPRIETARY                            GOT

PA. No. 2910

Item                                                    Preliminary On-Dock Dates
----                                                    -------------------------
                                                        JULY 2007 (2)           AUGUST 2007

                                                        Aircraft                Aircraft
                                                        --------                --------
Seats                                                   5/23/07                 6/21/07

Galleys/Furnishings                                     5/16/07                 6/14/07

Miscellaneous Emergency Equipment                       5/16/07                 6/14/07

Electronics                                             3/23/07                 4/20/07

Textiles/Raw Material                                   2/1/07                  3/12/07

Cargo Systems                                           N/A                     N/A

Provision Kits                                          N/A                     N/A

Radomes                                                 N/A                     N/A

Item                                                    Preliminary On-Dock Dates
----                                                    -------------------------
                                                        SEPTEMBER 2007          OCTOBER 2007 (1)

                                                        Aircraft                Aircraft
                                                        --------                --------
Seats                                                   7/21/07                 8/23/07

Galleys/Furnishings                                     7/14/07                 8/16/07

Miscellaneous Emergency Equipment                       7/14/07                 8/17/07

Electronics                                             5/21/07                 6/22/07

Textiles/Raw Material                                   4/9/07                  5/10/07

Cargo Systems                                           N/A                     N/A

Provision Kits                                          N/A                     N/A

Radomes                                                 N/A                     N/A

                               BOEING PROPRIETARY                            GOT

PA. No. 2910

Item                                                    Preliminary On-Dock Dates
----                                                    -------------------------
                                                        OCTOBER 2007 (2)        OCTOBER 2007 (3)

                                                        Aircraft                Aircraft
                                                        --------                --------
Seats                                                   8/24/07                 8/27/07

Galleys/Furnishings                                     8/17/07                 8/20/07

Miscellaneous Emergency Equipment                       8/17/07                 8/20/07

Electronics                                             6/25/07                 6/27/07

Textiles/Raw Material                                   5/11/07                 5/14/07

Cargo Systems                                           N/A                     N/A

Provision Kits                                          N/A                     N/A

Radomes                                                 N/A                     N/A

Item                                                    Preliminary On-Dock Dates
----                                                    -------------------------
                                                        NOVEMBER 2007 (1)       NOVEMBER 2007 (2)

                                                        Aircraft                Aircraft
                                                        --------                --------
Seats                                                   9/21/07                 9/24/07

Galleys/Furnishings                                     9/14/07                 9/17/07

Miscellaneous Emergency Equipment                       9/14/07                 9/17/07

Electronics                                             7/21/07                 7/24/07

Textiles/Raw Material                                   6/8/07                  6/11/07

Cargo Systems                                           N/A                     N/A

Provision Kits                                          N/A                     N/A

Radomes                                                 N/A                     N/A

                               BOEING PROPRIETARY                            GOT

PA. No. 2910

Item                                                    Preliminary On-Dock Dates
----                                                    -------------------------
                                                        DECEMBER 2007 (1)       DECEMBER 2007 (2)

                                                        Aircraft                Aircraft
                                                        --------                --------
Seats                                                   10/23/07                10/24/07

Galleys/Furnishings                                     10/16/07                10/17/07

Miscellaneous Emergency Equipment                       10/16/07                10/17/07

Electronics                                             8/23/07                 8/24/07

Textiles/Raw Material                                   7/11/07                 7/12/07

Cargo Systems                                           N/A                     N/A

Provision Kits                                          N/A                     N/A

Radomes                                                 N/A                     N/A

Item                                                    Preliminary On-Dock Dates
----                                                    -------------------------
                                                        JANUARY 2008 (1)        JANUARY 2008 (2)

                                                        Aircraft                Aircraft
                                                        --------                --------
Seats                                                   11/21/07                11/22/07

Galleys/Furnishings                                     11/14/07                11/15/07

Miscellaneous Emergency Equipment                       11/14/07                11/15/07

Electronics                                             11/14/07                11/15/07

Textiles/Raw Material                                   8/9/07                  8/10/07

Cargo Systems                                           N/A                     N/A

Provision Kits                                          N/A                     N/A

Radomes                                                 N/A                     N/A

                               BOEING PROPRIETARY                            GOT

PA. No. 2910

Item                                                    Preliminary On-Dock Dates
----                                                    -------------------------
                                                        APRIL 2008 (1)          APRIL 2008 (2)

                                                        Aircraft                Aircraft
                                                        --------                --------
Seats                                                   2/22/08                 2/25/07

Galleys/Furnishings                                     2/15/08                 2/18/07

Miscellaneous Emergency Equipment                       2/15/08                 2/18/07

Electronics                                             12/21/07                2/18/07

Textiles/Raw Material                                   10/30/07                8/29/07

Cargo Systems                                           N/A                     N/A

Provision Kits                                          N/A                     N/A

Radomes                                                 N/A                     N/A

Item                                                         Preliminary On-Dock Dates
----                                                         -------------------------
                                                        AUGUST 2008 (1)         AUGUST 2008 (2)

                                                        Aircraft                Aircraft
                                                        --------                --------
Seats                                                   6/23/08                 6/24/08

Galleys/Furnishings                                     6/16/08                 6/17/08

Miscellaneous Emergency Equipment                       6/16/08                 6/17/08

Electronics                                             4/23/08                 6/17/08

Textiles/Raw Material                                   3/13/08                 3/14/08

Cargo Systems                                           N/A                     N/A

Provision Kits                                          N/A                     N/A

Radomes                                                 N/A                     N/A

                               BOEING PROPRIETARY                            GOT

PA. No. 2910

Item                                                    Preliminary On-Dock Dates
----                                                    -------------------------
                                                        SEPTEMBER 2008

                                                        Aircraft
                                                        --------
Seats                                                   8/21/08

Galleys/Furnishings                                     8/14/08

Miscellaneous Emergency Equipment                       8/14/08

Electronics                                             6/20/08

Textiles/Raw Material                                   4/9/08

Cargo Systems                                           N/A

Provision Kits                                          N/A

Radomes                                                 N/A

Item                                                    Preliminary On-Dock Dates
----                                                    -------------------------
                                                        FEBRUARY 2009 (1)       FEBRUARY 2009 (2)

                                                        Aircraft                Aircraft
                                                        --------                --------
Seats                                                   12/12/08                12/15/08

Galleys/Furnishings                                     12/5/08                 12/8/08

Miscellaneous Emergency Equipment                       12/5/08                 12/15/08

Electronics                                             10/13/08                10/15/08

Textiles/Raw Material                                   8/29/08                 9/2/08

Cargo Systems                                           N/A                     N/A

Provision Kits                                          N/A                     N/A

Radomes                                                 N/A                     N/A

                               BOEING PROPRIETARY                            GOT

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

Item                                                    Preliminary On-Dock Dates
----                                                    -------------------------
                                                        MARCH 2009              SEPTEMBER 2009

                                                        Aircraft                Aircraft
                                                        --------                --------
Seats                                                   1/23/09                 7/24/09

Galleys/Furnishings                                     1/16/09                 7/17/09

Miscellaneous Emergency Equipment                       1/16/09                 7/17/09

Electronics                                             11/21/08                5/22/09

Textiles/Raw Material                                   9/30/08                 4/9/09

Cargo Systems                                           N/A                     N/A

Provision Kits                                          N/A                     N/A

Radomes                                                 N/A                     N/A

3.    Additional Delivery Requirements

Customer will insure that Customer's BFE suppliers provide sufficient information to enable Boeing, when acting as Importer of Record for Customer's BFE, to comply with all applicable provisions of the U.S. Customs Service.

                               BOEING PROPRIETARY                            GOT

PA. No. 2910
SA-4